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This is filed pursuant to Rule 497(c).
File Nos. 33-84270 and 811-08776.



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LOGO
                        ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
________________________________________________________________

                                                 February 1, 1996

Supplement to Prospectus dated February 1, 1996 for Maryland
Investors

         There are no percentage investment limitations on the Fund's ability to engage in the investment practices identified in clauses (i) through (xvi) in the carryover paragraph on page 23 of the Prospectus, except to the extent any such limitations are set forth in that paragraph or under "Description of the Fund--Additional Investment Practices." These investment practices, most of which are derivatives or involve the use of derivatives, are more fully described under "Description of the Fund--Additional Investment Practices."


(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.































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